Line of Credit	6 Months Ended
Jun. 30, 2026
Line of Credit [Abstract]
LINE OF CREDIT

NOTE 12: LINE OF CREDIT

The Company had a bank line of credit agreement with availability up to $2,800,000 based on the borrowing base of eligible collateral. Outstanding amounts bore interest at the prime rate plus 1.5%, but not less than 6.5%. On December 19, 2025, the agreement was amended and restated to increase the line of credit limit to $5,000,000 and revise the interest rate to the prime rate plus 1.25%, but not less than 4.5%. The line of credit is due on demand. As of June 30, 2026 and December 31, 2025, there were no advances outstanding on the line of credit.